Common Stock/Units (FY)	12 Months Ended
Dec. 31, 2021
Stockholders' Equity Note [Abstract]
Common Stock/Units
10. Common Stock/Units
As of December 31, 2021, the Company’s certificate of incorporation, as amended and restated, authorized the Company to issue 125,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share, all of which is undesignated. Each share of common stock entitles the holder to one vote for the election of directors and on all matters submitted to a vote of the Company’s stockholders. Common stockholders are entitled to receive dividends, as may be declared by the board of directors, if any, subject to the preferential dividend rights of the preferred stockholders. No cash dividends have been declared or paid to date.
Prior to the Yumanity Reorganization, the Company had issued common units. Each common unit entitled the holder to one vote on all matters submitted to a vote of the Company’s members. In the event of any deemed liquidation, dissolution, or winding-up of the Company, the assets of the Company would have been distributed in accordance with the order of distributions described under the rights and preferences of the Preferred Units.
Prior to the Yumanity Reorganization, the Company also had outstanding restricted incentive units, a form of common units, that generally vested over four years (see Note 12).
Yumanity Reorganization
Immediately prior to the Merger, pursuant to the Yumanity Reorganization, all of Holdings’ outstanding common units, including the outstanding incentive units, were exchanged and became shares of common stock of Yumanity, Inc.
Private Placement
Following the Merger, on December 22, 2020, pursuant to the Subscription Agreement, dated as of December 14, 2020, by and among the Company and the purchasers named therein, the Company completed the sale of $33.6 million of the Company’s common stock, par value $0.001 per share to the purchasers in a private placement.